UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            ------------------------

                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (section)240.14a-12

                              DIANON SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)     Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2)     Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4)     Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5)     Total fee paid:

      --------------------------------------------------------------------------

[X]   Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

      (1)     Amount Previously Paid:

      --------------------------------------------------------------------------
      (2)     Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
      (3)     Filing Party:

      --------------------------------------------------------------------------
      (4)     Date Filed:

      --------------------------------------------------------------------------

DIANON SYSTEMS

                                                         Kevin C. Johnson
                                                         Chairman, President and
                                                         Chief Executive Officer

                               IMPORTANT REMINDER

                                                                 January 2, 2003

DEAR STOCKHOLDER:

      We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of DIANON Systems, Inc. to be held on Friday, January 17, 2003. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU HOLD.

      According to our latest records, we have not received your voting instructions for this important meeting. Please vote today to avoid unnecessary solicitation costs to the Company.

      YOU MAY USE ONE OF THE FOLLOWING SIMPLE METHODS FOR PROMPTLY PROVIDING YOUR VOTING INSTRUCTIONS:

      1. VOTE BY TELEPHONE. CALL THE TOLL-FREE NUMBER LISTED FOR THIS PURPOSE ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS.

      2. VOTE BY INTERNET. GO TO THE WEBSITE WWW.PROXYVOTE.COM LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE YOUR 12-DIGIT CONTROL NUMBER LISTED ON THE FORM READY AND FOLLOW THE SIMPLE INSTRUCTIONS.

      3. VOTE BY MAIL. SIGN, DATE AND RETURN YOUR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

      For the reasons set forth in the Proxy Statement, dated December 20, 2002, your Board of Directors unanimously recommends that you vote "FOR" the adoption of the merger agreement and approval of the merger.

      Thank you for your cooperation and continued support.

                                          Sincerely,

                                          /s/ Kevin C. Johnson

                                          Kevin C. Johnson
                                          Chairman of the Board,
                                          President and Chief Executive Officer



DIANON has filed a definitive proxy statement with the SEC concerning the proposed merger of a wholly-owned subsidiary of Laboratory Corporation of America Holdings with and into DIANON. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You are able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by DIANON free of charge by requesting them in writing from DIANON, 200 Watson Boulevard, Stratford, Connecticut 06615,
Attention: Secretary, or by telephone at (203) 381-4055.

     DIANON Systems, Inc. * 200 Watson Boulevard * Stratford, CT 06615-7127

DIANON SYSTEMS

                                                         Kevin C. Johnson
                                                         Chairman, President and
                                                         Chief Executive Officer



                               IMPORTANT REMINDER


                                                         January 2, 2003


DEAR STOCKHOLDER:

      We have previously mailed to you proxy materials relating to the Special Meeting of Stockholders of DIANON Systems, Inc. to be held on Friday, January 17, 2003.

      According to our latest records, we have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy card, please take a moment to sign, date and mail the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

      For the reasons set forth in the Proxy Statement, dated December 20, 2002, your Board of Directors unanimously recommends that you vote "FOR" the adoption of the merger agreement and approval of the merger.

      Thank you for your cooperation and continued support.


                                          Sincerely,

                                          /s/ Kevin C. Johnson

                                          Kevin C. Johnson
                                          Chairman of the Board,
                                          President and Chief Executive Officer



DIANON has filed a definitive proxy statement with the SEC concerning the proposed merger of a wholly-owned subsidiary of Laboratory Corporation of America Holdings with and into DIANON. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You are able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by DIANON free of charge by requesting them in writing from DIANON, 200 Watson Boulevard, Stratford, Connecticut 06615,
Attention: Secretary, or by telephone at (203) 381-4055.

     DIANON Systems, Inc. * 200 Watson Boulevard * Stratford, CT 06615-7127